LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT
Long-term debt consisted of the following:

	December 31,
In thousands	2017	2016
3.45% Senior Notes due 2026, net of unamortized debt issuance costs of $2,345 and $2,526	$747,655	$747,474
4.375% Senior Notes due 2023, net of unamortized discount and debt issuance costs of $1,433 and $1,690	248,567	248,310
Revolving Credit Facility and Term Loan, net of unamortized debt issuance costs of $2,451 and $3,850	853,124	796,150
Schuldschein Loan	11,998	98,671
Other Borrowings	6,860	1,153
Capital Leases	2,324	1,018
Total	1,870,528	1,892,776
Less - current portion	47,225	129,809
Long-term portion	$1,823,303	$1,762,967

Wabtec's acquisition of the controlling stake of Faiveley Transport triggered the early repayment of a syndicated loan and the mandatory offer to investors to repay the US and Schuldschein private placements. Both the syndicated loan and US private placements were repaid in full in December 2016.
3.45% Senior Notes Due November 2026
In October 2016, the Company issued $750.0 million of Senior Notes due in 2026 (the “2016 Notes”).  The 2016 Notes were issued at 99.965% of face value.  Interest on the 2016 Notes accrues at a rate of 3.45% per annum and is payable semi-annually on May 15 and November 15 of each year.  The proceeds were used to finance the cash portion of the Faiveley Transport acquisition, refinance Faiveley Transport’s indebtedness, and for general corporate purposes.  The principal balance is due in full at maturity.  The Company incurred $2.7 million of deferred financing costs related to the issuance of the 2016 Notes.
The 2016 Notes are senior unsecured obligations of the Company and rank pari passu with all existing and future senior debt and senior to all existing and future subordinated indebtedness of the Company. The indenture under which the 2016 Notes were issued contains covenants and restrictions which limit among other things, the following: the incurrence of indebtedness, payment of dividends and certain distributions, sale of assets, change in control, mergers and consolidations and the incurrence of liens.
The Company is in compliance with the restrictions and covenants in the indenture under which the 2016 Notes were issued and expects that these restrictions and covenants will not be any type of limiting factor in executing our operating activities.
4.375% Senior Notes Due August 2023
In August 2013, the Company issued $250.0 million of Senior Notes due in 2023 (the “2013 Notes”).  The 2013 Notes were issued at 99.879% of face value.  Interest on the 2013 Notes accrues at a rate of 4.375% per annum and is payable semi-annually on February 15 and August 15 of each year.  The proceeds were used to repay debt outstanding under the Company’s existing credit agreement, and for general corporate purposes.  The principal balance is due in full at maturity.  The Company incurred $2.6 million of deferred financing costs related to the issuance of the 2013 Notes.
The 2013 Notes are senior unsecured obligations of the Company and rank pari passu with all existing and future senior debt and senior to all existing and future subordinated indebtedness of the Company. The indenture under which the 2013 Notes were issued contains covenants and restrictions which limit among other things, the following: the incurrence of indebtedness, payment of dividends and certain distributions, sale of assets, change in control, mergers and consolidations and the incurrence of liens.
The Company is in compliance with the restrictions and covenants in the indenture under which the 2013 Notes were issued and expects that these restrictions and covenants will not be any type of limiting factor in executing our operating activities.
2016 Refinancing Credit Agreement
On June 22, 2016, the Company amended its existing revolving credit facility with a consortium of commercial banks. This “2016 Refinancing Credit Agreement” provides the Company with a $1.2 billion, 5 year revolving credit facility and a $400.0 million delayed draw term loan (the “Term Loan”). The Company incurred approximately $3.3 million of deferred financing cost related to the 2016 Refinancing Credit Agreement. The facility expires on June 22, 2021. The 2016 Refinancing Credit Agreement borrowings bear variable interest rates indexed as described below. At December 31, 2017, the Company had available bank borrowing capacity, net of $35.4 million of letters of credit, of approximately $679.0 million, subject to certain financial covenant restrictions.
The Term Loan was drawn on November 25, 2016. The Company incurred a 10 basis point commitment fee from June 22, 2016 until the initial draw on November 25, 2016.
Under the 2016 Refinancing Credit Agreement, the Company may elect a Base Rate of interest for U.S. Dollar denominated loans or, for certain currencies, an interest rate based on the London Interbank Offered Rate (“LIBOR”) of interest, or other rates appropriate for such currencies (in any case, “the Alternate Rate”). The Base Rate adjusts on a daily basis and is the greater of the Federal Funds Effective Rate plus 0.50% per annum, the PNC, N.A. prime rate or the Daily LIBOR Rate plus 100 basis points, plus a margin that ranges from 0 to 75 basis points. The Alternate Rate is based on the quoted rates specific to the applicable currency, plus a margin that ranges from 75 to 175 basis points. Both the Base Rate and Alternate Rate margins are dependent on the Company’s consolidated total indebtedness to EBITDA ratios. The initial Base Rate margin is 0 basis points and the Alternate Rate margin is 175 basis points.
At December 31, 2017, the weighted average interest rate on the Company’s variable rate debt was 2.92%.  On January 12, 2012, the Company entered into a forward starting interest rate swap agreement with a notional value of $150.0 million. The effective date of the interest rate swap agreement is July 31, 2013, and the termination date was November 7, 2016. The impact of the interest rate swap agreement converted a portion of the Company’s outstanding debt from a variable rate to a fixed-rate borrowing. During the term of the interest rate swap agreement the interest rate on the notional value was fixed at 1.415% plus the Alternate Rate margin. On June 5, 2014, the Company entered into a forward starting interest rate swap agreement with a notional value of $150.0 million.  The effective date of the interest rate swap agreement is November 7, 2016, and the termination date is December 19, 2018.  The impact of the interest rate swap agreement converts a portion of the Company’s outstanding debt from a variable rate to a fixed-rate borrowing.  During the term of the interest rate swap agreement the interest rate on the notional value will be fixed at 2.56% plus the Alternate Rate margin.  As for these agreements, the Company is exposed to credit risk in the event of nonperformance by the counterparties.  However, since only the cash interest payments are exchanged, exposure is significantly less than the notional amount.  The counterparties are large financial institutions with excellent credit ratings and history of performance.  The Company currently believes the risk of nonperformance is negligible.
The 2016 Refinancing Credit Agreement limits the Company’s ability to declare or pay cash dividends and prohibits the Company from declaring or making other distributions, subject to certain exceptions. The 2016 Refinancing Credit Agreement contains various other covenants and restrictions including the following limitations: incurrence of additional indebtedness; mergers, consolidations, sales of assets and acquisitions; additional liens; sale and leasebacks; permissible investments, loans and advances; certain debt payments; and imposes a minimum interest expense coverage ratio of 3.0 and a maximum debt to EBITDA ratio of 3.25. The Company is in compliance with the restrictions and covenants of the 2016 Refinancing Credit Agreement and does not expect that these measurements will limit the Company in executing our operating activities.
Schuldschein Loan, Due 2016

In conjunction with the acquisition of Faiveley Transport, Wabtec acquired $137.2 million of a Schuldshein private placement loan which was originally issued by Faiveley Transport on March 5, 2014 in Germany, in which approximately 20 international investors participated. This loan is denominated in euros. Subsequent to the acquisition of Faiveley Transport, the Company repaid $125.3 million of the outstanding Schuldschein loan. The remaining balance of $12.0 million as of December 31, 2017 matures on March 5, 2024 and bears a fixed rate of 4.00%.

Debt and Capital Leases

Scheduled principal repayments of debt and capital lease balances as of December 31, 2017 are as follows:

2018	$47,225
2019	330,901
2020	559
2021	483,379
2022	208
Future years	1,008,256
Total	$1,870,528